UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154-0004

(Address of principal executive offices) (Zip code)

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 11/30

Date of reporting period: 8/31/2017

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                      as of August 31, 2017 (Unaudited)

Deutsche MLP & Energy Infrastructure Fund

	Shares	Value ($)
Master Limited Partnerships 86.3%
Crude Oil & Refined Products 25.3%
Buckeye Partners LP	3,457	197,706
Fairway Energy LP (Units), 144A* (a)	10,000	82,660
Magellan Midstream Partners LP	9,263	624,233
MPLX LP	29,121	999,433
Phillips 66 Partners LP	3,099	148,070
Shell Midstream Partners LP	7,315	202,406
Valero Energy Partners LP	6,938	302,150
		2,556,658
Diversified Midstream 38.1%
Enbridge Energy Partners LP	22,390	341,000
Energy Transfer Equity LP	25,950	450,751
Energy Transfer Partners LP	32,803	623,585
Enterprise Products Partners LP	33,135	863,829
Plains All American Pipeline LP	40,451	876,169
Williams Partners LP	17,627	694,504
		3,849,838
Fee-based Gathering & Processing 11.0%
Antero Midstream GP LP	15,695	299,147
Antero Midstream Partners LP	5,980	201,945
Rice Midstream Partners LP	9,690	201,067
Western Gas Partners LP	7,980	407,618
		1,109,777
Natural Gas Pipelines & Storage 11.9%
Boardwalk Pipeline Partners LP	16,180	244,480
Dominion Energy Midstream Partners LP	11,904	341,050
EQT Midstream Partners LP	4,590	350,539
Spectra Energy Partners LP	6,088	269,881
		1,205,950
Total Master Limited Partnerships (Cost $9,041,212)		8,722,223
Common Stocks 12.5%
Diversified Midstream 8.5%
Kinder Morgan Canada Ltd. 144A	23,600	327,707
Pembina Pipeline Corp.	9,190	296,214
Williams Companies, Inc.	8,020	238,435
		862,356
Natural Gas Pipelines & Storage 4.0%
Cheniere Energy, Inc.*	9,336	399,487
Total Common Stocks (Cost $1,260,246)		1,261,843
Cash Equivalents 1.1%
Deutsche Central Cash Management Government Fund, 1.06% (b) (Cost $109,201)	109,201	109,201
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $10,410,659)	99.9	10,093,267
Other Assets and Liabilities, Net	0.1	11,478
Net Assets	100.0	10,104,745

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnerships (c)	$8,639,563	$—	$82,660	$8,722,223
Common Stocks (c)	1,261,843	—	—	1,261,843
Short-Term Investments	109,201	—	—	109,201
Total	$10,010,607	$—	$82,660	$10,093,267

There have been no transfers between fair value measurement levels during the period ended August 31, 2017.
(c)	See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of November 30, 2016	$90,391
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	(7,731)
Amortization premium/discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of August 31, 2017	$82,660
Net change in unrealized appreciation (depreciation) from investments still held at August 31, 2017	$(7,731)

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value at 2/28/2017	Valuation Technique	Unobservable Input
Master Limited Partnership: Crude Oil & Refined Products	$82,660	Market Approach	Last Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche MLP & Energy Infrastructure Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 23, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 23, 2017